                                                                    EXHIBIT 23.3

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the use of our report dated March 17, 1999 appearing on page F-2 of K&G Men's Center, Inc.'s Form 10-K for the year ended January 31, 1999 incorporated by reference in this Registration Statement on Form S-3 of The Men's Wearhouse, Inc. We consent to the reference to our firm under the heading "Experts" in this Registration Statement.


/s/ ARTHUR ANDERSEN LLP

Atlanta, Georgia
June 10, 1999